Exhibit 10.100

CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 22, 2004 (the “Effective Date”), by and among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the other Subsidiaries of Parent listed on the signature pages hereof (together with Parent, collectively, “Borrowers”), and THE CIT GROUP/BUSINESS CREDIT, INC., as Agent and Lender (“Agent”).

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of July 23, 2001, by and among Borrowers, Agent and certain financial institutions signatory from time to time thereto as Lenders (as amended, restated, supplemented or otherwise modified from time to time including hereby, the “Credit Agreement”), pursuant to which Lenders agreed to make certain loans to Borrowers (including, without limitation, Champion Carrier Corporation (“Champion”)); and

WHEREAS, pursuant to Schedule 6.9 of the Credit Agreement, Lenders consented to the Debt and Liens arising out of and in connection with the mortgage placed on certain real property owned by Champion located at 2755 Kirila Boulevard, Hermitage, Pennsylvania 16148 (the “Hermitage Real Property”) in connection with the Pennsylvania Industrial Development Corporation transaction, which closed on or about February 29, 1996 (the “PIDC Mortgage”); and

WHEREAS, Borrowers desire to refinance the PIDC Mortgage with financing from FSG Bank, National Association (“FSG”) pursuant to a mortgage, promissory note and certain other financing agreements or documents, by and between Champion and FSG (the “FSG Mortgage Documents”); and

WHEREAS, Borrowers have requested that Agent and Lenders: (a) permit Champion to amend Schedule 6.9 of the Credit Agreement regarding permitted Debt and to amend Schedule 7.18 of the Credit Agreement regarding permitted Liens, and (b) consent to the refinancing of the PIDC Mortgage pursuant to the FSG Mortgage Documents, and Agent and Lenders have agreed to do so, pursuant and subject to the terms of this Amendment; and

NOW, THEREFORE, for and in consideration of the agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Borrowers, Agent and Lenders agree as follows:

1.    Capitalized Terms. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement. Effective as of the closing of the refinancing of the PIDC Mortgage pursuant to the terms of the FSG Mortgage Documents, the Credit Agreement shall be amended as follows:

(a)    by deleting the existing Schedule 6.9 thereof in its entirety and by substituting, in lieu thereof, the amended and restated Schedule 6.9 attached hereto as Exhibit A; and

(b)    by deleting the existing Schedule 7.18 thereof in its entirety and by substituting, in lieu thereof, the amended and restated Schedule 7.18 attached hereto as Exhibit B; and

3.    Consent. Pursuant to Section 7.13 and Section 7.18 of the Credit Agreement, Agent and Lenders consent to Champion’s execution, delivery and performance of the FSG Mortgage Documents, subject to and conditioned upon the following:

(a)    the Debt incurred by Champion in connection with the FSG Mortgage Documents shall not at any time exceed $2,000,000 in the aggregate; and

(b)    at the time of the incurrence of such Debt, no Default or Event of Default shall then exist or be caused thereby; and

(c)    each FSG Mortgage Document shall be executed and delivered by Champion in the form delivered to, and reviewed by, Agent and Lenders, without amendment by any party thereto; and

(d)    the proceeds received by Champion in connection with refinancing of the PIDC Mortgage pursuant to the FSG Mortgage Documents shall be used by Champion solely to (i) pay and satisfy in full the Debt under the PIDC Mortgage, and (ii) pay and satisfy in full the Debt owed to Bank of America, N.A. for the equipment used in connection with the business at the Hermitage Real Property.

Any failure of the Borrowers to comply with the foregoing shall be deemed an Event of Default under the Credit Agreement.

4.    Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agent and Lenders that:

(a)    as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document; and

(b)    each representation and warranty made or deemed to be made by such Borrower in this Amendment and in the Loan Documents is true, correct and complete in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period, in which case, such representation or warranty was true, correct and complete on and as of such prior date or period) and such Borrower reaffirms each agreement, covenant and undertaking set forth in the Loan Documents and in each other agreement, instrument and other document executed in connection therewith or pursuant thereto as if such Borrower was making such agreement, covenant and/or undertaking on the date hereof; and

(c)    such Borrower has the power and is duly authorized to execute, deliver and perform this Amendment; and

(d)    this Amendment and each Loan Document to which such Borrower is a party is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with their respective terms.

5.    Release. As a material inducement to Agent and Lenders to enter into this Amendment and to continue to make loans under the Credit Agreement, as amended hereby, all of which are to the direct advantage and benefit of the Borrowers, the Borrowers, for themselves and their successors and assigns, (a) do hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge Agent and Lenders, and all of the respective past, present and future officers, directors, employees, agents, affiliates, attorneys, representatives, participants, heirs, successors and assigns of Agent and Lenders (collectively, the “Discharged Parties” and each, a “Discharged Party”), from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law, in equity or otherwise, either now accrued or hereafter maturing and whether known or unknown (including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control) which Borrowers now have or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior to the date of this Amendment arising out of, in connection with or relating to (i) the Obligations (including, but not limited to, the administration or funding thereof), (ii) the Credit Agreement and any other Loan Documents, or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between or among Borrowers and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment.

6.    Effect of this Amendment. Except as expressly amended hereby, the Credit Agreement and each other Loan Document shall be and remain in full force and effect as originally written. Agent’s and Lenders’ agreement to the terms of this Amendment does not and shall not create (nor shall any Borrower rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any further amendments of the Credit Agreement or any other Loan Document. In the event Agent or any Lender subsequently agrees to consider any further amendment of the Credit Agreement or any other Loan Document, neither the terms of this Amendment nor any other conduct of Agent or any Lender shall be of any force or effect on Agent’s or any Lender’s consideration or decision with respect thereto, and Agent and Lenders shall have no further obligation whatsoever to consider or agree to further amendments of the Credit Agreement or any other Loan Document.

7.    Relationship of Parties. The relationship of Agent and/or Lenders, on the one hand, and Borrowers, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, the Credit Agreement or any other Loan Document, or any instrument, document or agreement delivered in connection herewith or therewith, shall be deemed or construed to create a fiduciary relationship between or among the parties hereto or thereto.

8.    Expenses. Borrowers jointly and severally agree to pay, on demand, all reasonable out-of-pocket costs and expenses of Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other documents and any other transactions contemplated hereby (including, without limitation, the reasonable out-of-pocket fees and expenses of legal counsel to Agent). Borrowers authorize Agent to charge such costs and expenses to Borrowers’ Loan Account by increasing the principal amount of the Revolving Loan by the amount of such costs and expenses in connection herewith.

9.    Further Assurances. Each Borrower agrees to take any further action that Agent may reasonably request from time to time in connection herewith to evidence the terms of this Amendment.

10.    Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, excluding the application of its conflicts of laws provisions.

11.    Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts (any of which may be delivered by facsimile), each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

[signatures appear on the following pages]

IN WITNESS WHEREOF, Borrowers, Agent and Lenders have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

“PARENT”:

MILLER INDUSTRIES, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish,
Chief Financial Officer

“SUBSIDIARY MILLER BORROWERS”:

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION
COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT INC.
KING AUTOMOTIVE & INDUSTRIAL EQUIPMENT, INC.
MAEX, INC.
MILLER FINANCIAL SERVICES GROUP, INC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING, INC.
MILLER INDUSTRIES INTERNATIONAL, INC.
MILLER INDUSTRIES TOWING EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish
Vice President and Attorney-in-Fact of each entity listed above

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“SUBSIDIARY ROADONE BORROWERS”:

AETEX, INC., f/k/a A-EXCELLENCE TOWING CO.
ALL AMERICAN TOWING SERVICES, INC.
B-G TOWING, INC.
BEAR TRANSPORTATION, INC.
BTRCX, INC. f/k/a BERT’S TOWING RECOVERY CORPORATION
BBSX, INC. f/k/a BOB BOLIN SERVICES, INC.
BASIEX, INC. f/k/a BOB’S AUTO SERVICE, INC.
BTRX, INC.
BVSWS, INC. f/k/a BOB VINCENT AND SONS WRECKER SERVICE, INC.
CAL WEST TOWING, INC.
CBTX, INC., f/k/a CEDAR BLUFF 24 HOUR TOWING, INC.
CCASX, INC.
CEX, INC., f/k/a CHAD’S INC.
CVDC, f/k/a CLEVELAND VEHICLE DETENTION CENTER, INC.
D.A. HANELINE, INC.
DVREX, INC.
DOLLAR ENTERPRISES, INC.
DSX, INC., f/k/a DUGGER’S SERVICES, INC.
GMAR, INC., f/k/a GOOD MECHANIC AUTO CO. OF RICHFIELD, INC.
GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
HTX, INC.
LTSX, INC., f/k/a LAZER TOW SERVICES, INC.
LASX, INC.
LWKR, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MGEX, INC.
MSTEX, INC.
MTSX INC.
MURPHY’S TOWING, INC.
P.A.T., INC.
PEX, INC., f/k/a/ PIPES ENTERPRISES, INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RSX, INC., f/k/a RECOVERY SERVICES, INC.
“SUBSIDIARY ROADONE BORROWERS” (continued):
ROAD ONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROAD ONE SPECIALIZED TRANSPORTATION, INC.
ROADONE TRANSPORTATION AND LOGISTICS, INC.
R.M.W.S., INC.
SWSX, INC. (f/k/a SUBURBAN WRECKER SERVICE, INC.)
TEXAS TOWING CORPORATION
TPCTH, INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN COUNTY, INC.
TSSC, INC., f/k/a TRUCK SALES & SALVAGE CO., INC.
TWSX, INC.
WSX, INC., f/k/a WES’S SERVICE INCORPORATED
WTX, INC. (f/k/a WILTSE TOWING, INC.)
WTC, INC.
WTEX, INC.
ZTRX, INC., f/k/a ZEHNER TOWING & RECOVERY, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish
Vice President and Attorney-in-Fact of each entity listed above

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“AGENT”:

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Kenneth B. Butler
Kenneth B. Butler
Vice President

“LENDERS”:

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Kenneth B. Butler
Kenneth B. Butler
Vice President